SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: August 31, 2004

(Date of earliest event reported)

VARSITY GROUP INC.

(exact name of registrant as specified in its charter)

Commission File:

0-28977

Delaware	54-1876848
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1850 M Street, Suite 1150

Washington, D.C 20036

(Address of Principal executive offices, including zip code)

(202) 667-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Election of Directors.

On August 31, 2004, Varsity Group Inc. appointed Robert M. Holster as a member of the Company’s Board of Directors. Mr. Holster was also appointed to the Company’s Audit Committee and Nominating and Corporate Governance Committee.

Furnished as an exhibit 99.1 and incorporated herein by reference is the press release issued by Varsity Group announcing the election of Robert M. Holster as director of Varsity Group Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

VARSITY GROUP INC.

Date: September 3, 2004	By	/s/ Jack M Benson
	Name:	Jack M Benson
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Varsity Group Inc., dated September 3, 2004.